EXHIBIT 10.2

                       DESCRIPTION OF REGISTRATION RIGHTS

During the three months ended June 30, 2004, the Company granted registration rights to certain investors in connection with the sale and issuance to such investors (the "Offering") of an aggregate of 4,450,000 shares of our common stock and warrants to purchase an aggregate of 2,000,000 shares of our common stock (collectively, the "Registrable Securities"). Such registration rights provide that the Company shall file a Registration Statement covering the Registrable Securities and, not later than June 30, 2004 ("Target Effective Date"), the Registration Statement shall be declared effective by the Securities and Exchange Commission. If the Registration Statement is not declared effective on or before the Target Effective Date, then commencing on the first day of each month following the Target Effective Date until the earlier of December 1, 2004 or the actual date the Registration Statement is declared effective, the Company shall issue to the investor, as liquidated damages, such number of shares of our common stock that equals 10% of the number of shares of our common stock purchased by the investor in the Offering.


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